Exhibit 99.2

Monthly Operating Report

CASE NAME:	Kitty Hawk Ground, Inc.	ACCRUAL BASIS
2008
CASE NUMBER:	07-44537

JUDGE:	Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: March 31, 2008

IN ACCORDANCE WITH TITLE 28, SECTION  1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	April 21, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	April 21, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS-1
2008
CASE NUMBER: 07-44537

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	January 2008	February 2008	March 2008
ASSETS
1.	UNRESTRICTED CASH	$106,914	$123,003	$2,562	$53,024
2.	RESTRICTED CASH		$0	$0	$0
3.	TOTAL CASH	$106,914	$123,003	$2,562	$53,024
4.	ACCOUNTS RECEIVABLE (NET)	$7,763,152	$1,192,901	$796,914	$396,844
5.	INVENTORY		$0	$0	$0
6.	NOTES RECEIVABLE		$0	$0	$0
7.	PREPAID EXPENSES		$854,169	$922,938	$918,310
8.	OTHER (ATTACH LIST)	$767,230	$220,181	$206,609	$198,605
9.	TOTAL CURRENT ASSETS	$8,637,296	$2,390,254	$1,929,023	$1,566,783
10.	PROPERTY, PLANT & EQUIPMENT	$1,146,152	$2,291,849	$590,499	$590,499
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$914,056	$68,892	$68,892
12.	NET PROPERTY, PLANT & EQUIPMENT	$1,146,152	$1,377,793	$521,607	$521,607
13.	DUE FROM INSIDERS	$0	$0	$0	$0
14.	OTHER ASSETS – NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0	$0
15.	OTHER (ATTACH LIST)	$603,884	$0	$0	$0
16.	TOTAL ASSETS	$10,387,332	$3,768,047	$2,450,630	$2,088,390
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$780,571	$644,197	$559,716
18.	TAXES PAYABLE		$27,895	$16,826	$16,826
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$0	$0	$0
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$18,082,012	$17,711,751	$17,501,310
23.	TOTAL POSTPETITION LIABILITIES		$18,890,478	$18,372,774	$18,077,852
PREPETITION LIABILITIES
24.	SECURED DEBT	$17,206,526	$1,064,069	$1,064,069	$1,064,069
25.	PRIORITY DEBT	$277,316	$0	$0	$0
26.	UNSECURED DEBT	$7,503,343	$7,207,239	$7,251,717	$7,310,451
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$24,987,185	$8,271,308	$8,315,786	$8,374,520
29.	TOTAL LIABILITIES	$24,987,185	$27,161,786	$26,688,560	$26,452,372
EQUITY
30.	PREPETITION OWNERS’ EQUITY	0	$(17,803,179)	$(17,803,179)	$(17,803,179)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(5,590,560)	$(6,434,751)	$(6,560,803)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0	$0
33.	TOTAL EQUITY	$0	$(23,393,739)	$(24,237,930)	$(24,363,982)
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$24,987,185	$3,768,047	$2,450,630	$2,088,390

Monthly Operating Report

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS-2
2008
CASE NUMBER: 07-44537

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		January 2008	February 2008	March 2008	TOTAL
REVENUES
1.	GROSS REVENUES	$(2,029)	$(7,194)	$(26,914)	$(36,137)
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$(2,029)	$(7,194)	$(26,914)	$(36,137)
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$(2,029)	$(7,194)	$(26,914)	$(36,137)
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$0	$0	$0	$0
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$374,955	$170,444	$97,375	$642,774
12.	RENT & LEASE	$25,309	$16,814	$0	$42,123
13.	OTHER (ATTACH LIST)	$(119,152)	$17,602	$(834)	$(102,384)
14.	TOTAL OPERATING EXPENSES	$281,112	$204,860	$96,541	$582,513
15.	INCOME BEFORE NON-OPERATING
	INCOME & EXPENSE	$(283,141)	$(212,054)	$(123,455)	$(618,650)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$505	$110	$7,088	$7,703
17.	NON-OPERATING EXPENSE (ATT. LIST)	$445,711	$632,247	$9,360	$1,087,318
18.	INTEREST EXPENSE	$0	$0	$0	$0
19.	DEPRECIATION / DEPLETION	$28,486	$0	$0	$28,486
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$473,692	$632,137	$2,272	$1,108,101
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$0	$0	$0	$0
24.	U.S. TRUSTEE FEES	$0	$0	$325	$325
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$325	$325
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$(756,833)	$(844,191)	$(126,052)	$(1,727,076)

Monthly Operating Report

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS-3
2008
CASE NUMBER: 07-44537

		MONTH	MONTH	MONTH	QUARTER
		January 2008	February 2008	March 2008	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$68,770	$123,003	$2,562	$68,770
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$1,205,023	$567,482	$164,399	$1,936,904
4.	POSTPETITION	$0	$0	$0	$0
5.	TOTAL OPERATING RECEIPTS	$1,205,023	$567,482	$164,399	$1,936,904
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0	$0	$0
7.	SALE OF ASSETS	$0	$0	$0	$0
8.	OTHER (ATTACH LIST)	$(1,150,790)	$(687,923)	$(113,937)	$(1,952,650)
9.	TOTAL NON-OPERATING RECEIPTS	$(1,150,790)	$(687,923)	$(113,937)	$(1,952,650)
10.	TOTAL RECEIPTS	$54,233	$(120,441)	$50,462	$(15,746)
11.	TOTAL CASH AVAILABLE	$123,003	$2,562	$53,024	$53,024
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0	$0	$0	$0
13.	PAYROLL TAXES PAID	$0	$0	$0	$0
14.	SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15.	SECURED / RENTAL / LEASES	$0	$0	$0	$0
16.	UTILITIES	$0	$0	$0	$0
17.	INSURANCE	$0	$0	$0	$0
18.	INVENTORY PURCHASES	$0	$0	$0	$0
19.	VEHICLE EXPENSES	$0	$0	$0	$0
20.	TRAVEL	$0	$0	$0	$0
21.	ENTERTAINMENT	$0	$0	$0	$0
22.	REPAIRS & MAINTENANCE	$0	$0	$0	$0
23.	SUPPLIES	$0	$0	$0	$0
24.	ADVERTISING	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$0	$0	$0
28.	U.S. TRUSTEE FEES	$0	$0	$0	$0
29.	OTHER (ATTACH LIST)	$0	$0	$0	$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$0	$0	$0	$0
32.	NET CASH FLOW	$54,233	$(120,441)	$50,462	$(15,746)
33.	CASH - END OF MONTH	$123,003	$2,562	$53,024	$53,024

Monthly Operating Report

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS-4
2008
CASE NUMBER: 07-44537

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	January 2008	February 2008	March 2008
ACCOUNTS RECEIVABLE AGING
1.	0-30		$(26,011)	$43,012	$19,427
2.	31-60		$3,644	$(44,944)	$24,645
3.	61-90		$8,131	$(245)	$(45,664)
4.	91+		$1,302,864	$644,880	$434,475
5.	TOTAL ACCOUNTS RECEIVABLE	$7,763,152	$1,288,628	$642,703	$432,883
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$48,193	$0	$0
7.	ACCOUNTS RECEIVABLE (NET)	$7,763,152	$1,240,435	$642,703	$432,883

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	March 2008

		0-30	31-60	61-90	91+
		DAYS	DAYS	DAYS	DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$16,826	$0	$0	$0	$16,826
5.	TOTAL TAXES PAYABLE	$16,826	$0	$0	$0	$16,826

6.	ACCOUNTS PAYABLE	$(47,155)	$7,844	$1,762	$597,265	$559,716

STATUS OF POSTPETITION TAXES	MONTH:	March 2008

		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY

FEDERAL
1.	WITHHOLDING**	$0	$0	$0	$0
2.	FICA-EMPLOYEE**	$0	$0	$0	$0
3.	FICA-EMPLOYER**	$0	$0	$0	$0
4.	UNEMPLOYMENT	$0	$0	$0	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$0	$0	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$0	$0	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS-5
2008

CASE  NUMBER: 07-44537

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS	MONTH:	March 2008

	Account #1	Account #2	Account #3
A. BANK:	Capital One
B. ACCOUNT NUMBER:	3620477825
C. PURPOSE (TYPE):	Depository	N/A	N/A	TOTAL
1. BALANCE PER BANK STATEMENT	$54,458			$54,458
2. ADD: TOTAL DEPOSITS NOT CREDITED	$0			$0
3. SUBTRACT: OUTSTANDING CHECKS	$0			$0
4. OTHER RECONCILING ITEMS	$(1,434)			$(1,434)
5. MONTH END BALANCE PER BOOKS	$53,024	$0	$0	$53,024
6. NUMBER OF LAST CHECK WRITTEN	None

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7. N/A
8.
9.
10.
11. TOTAL INVESTMENTS			$0	$0

CASH
12. CURRENCY ON HAND				$0

13. TOTAL CASH - END OF MONTH				$53,024

Monthly Operating Report

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS-6
2008

CASE  NUMBER: 07-44537

MONTH:	February 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE
1. Gary Jensen	Salary, Expense Reports	$0	$34,027
2. Mark Lasky	Salary, Expense Reports	$0	$12,078
3. Dan Yongue	Salary, Expense Reports	$0	$25,292
4.
5.
6. TOTAL PAYMENTS TO INSIDERS		$0	$71,397

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1. See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. AICCO, cancelled during 12/07	$106,001	$0	$212,002
2. Crown Credit, cancelled during 12/07	$12,474	$0	$24,948
3. Other Facility leases cancelled 11/07
4.
5.
6. TOTAL	$118,475	$0	$236,950

Monthly Operating Report

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS-7
2008

CASE  NUMBER: 07-44537

MONTH:	February 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?	X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

7, 8, 10 - due to operation shut down, DIP order did not allow payment of expenditures between 10/15 and 10/29 until DIP lender paid in full; payments on post petition liabilties continued during 3/08

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

See summary of policies below for status.

INSTALLMENT  PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED		PAYMENT AMOUNT & FREQUENCY
Cargo Liability	The Hanover Insurance Group	6/1/07 - 5/31/08		$49,538.50 Annual - paid in full
General Liability	Chubb	6/1/07 - 5/31/08		$45,004 Annual - paid in full
Commerical Umbrella	Lexington	6/1/07 - 5/31/08	cancelled	$48,684.11, monthly financed
Auto Physical Damage	Lloyd’s of London	6/1/07 - 5/31/08	cancelled	$14,000 (est), monthly
Workers Compensation	American Home Assurance	6/1/07 - 5/31/08	cancelled	$57,316.96, monthly financed
Business Auto	American Home Assurance	6/1/07 - 5/31/08		$42,259 Annual - paid in full
Trucker Liability	American Home Assurance	6/1/07 - 5/31/08	cancelled	$63,829, monthly

Footnotes Supplement

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS
2008

CASE  NUMBER:  07-44537

MONTH:	February 2008

Accrual Basis	Line
Form Number	Number	Footnote/Explanation

3	8	All available cash received into each subsidiary cash account is transferred to Kitty Hawk, Inc. (Case #07-44536)

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case #07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. (Case #07-44536)

6	Secured Notes

AICCO finance agreement was cancelled when underlying insurance policies were cancelled; pending Stipulation with Court; Crown Credit - all forklifts were returned mid November 2007, waiting final administrative claim to make payment

3	15

Cash receipts collected was automatically transferred to Laurus Master Fund to paydown revolver until paid in full on 12/07; afterwards, cash receipts tranferred directly to Kitty Hawk, Inc. (Case #07-44536)

4	AR - 7	Total Accounts Receivable does not agree to Accrual Basis - 1, line 4 due to Unapplied cash at the end of the reporting cycle, not included on the AR aging, $37,142, and Accrued AR of $1,103

4	Payroll Taxes	There were no employees for Kitty Hawk Ground, Inc. during this reporting period, therefore, there are no payroll tax liabilities or payments reported.

Case Name:	Kitty Hawk Ground, Inc.
Case Number:	07-44537

Details of Other Items

	March 2008
ACCRUAL BASIS - 1

8. OTHER (ATTACH LIST)	198,605	Reported
A/R - Clearing	3,187
A/R - Customer Refund	536
A/R - 401(k)	(119)
A/R - Owner/Operator	0
A/R - Employees	3,488
A/R - Payroll Advance	(102)
A/R - Other	4,243
Deposits	187,372

	198,605	Detail
	0	Difference

22. OTHER (ATTACH LIST)	17,501,310	Reported
General Accrued AP	735,498
Intercompany Payables	16,771,826
A/P - Clearing	0
Accrued Wages	(5,575)
Accrued 401(k) contribution	(439)
	17,501,310	Detail
	0	Difference

ACCRUAL BASIS - 2

13. OTHER OPERATING EXPENSE	(834)	Reported
Trucking expense	163
Driver Wages	0
Fuel	0
Truck Maintenance	301
Freight Handling Contract Costs	(1,462)
Equipment Lease	0
Other support	164
	(834)	Detail
	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	7,088	Reported
Other Income	0
Gain on sale of asset	5,300
Interest income	1,788
	7,088	Detail
	0	Difference

17. NON-OPERATING EXPENSE (ATT. LIST)	9,360	Reported
Lease rejection accrual	9,360
Other Expense	0
Net Loss on Disposal of Assets	0
	9,360	Detail
	0	Difference

ACCRUAL BASIS - 3

8. OTHER (ATTACH LIST)	(113,937)	Reported
Transfer to Kitty Hawk, Inc. (Case 07-44536)	(113,937)

	(113,937)	Detail
	0	Difference

ACCRUAL BASIS - 4

Aging of Post-petition Taxes	16,826	Reported
Accrued franchise taxes	960
O/O Fuel Tax	35
Fuel Tax	15,831
	16,826	Detail
	0	Difference